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                                                                   Exhibit 10.46


                              ASSIGNMENT AGREEMENT

         This Assignment Agreement is entered into as of November 24, 1998 by and between Philip J. Micciche ("Micciche") and Oryx Technology Corp., a Delaware corporation (the "Company").

                                    RECITALS

         A. Micciche has agreed to assign to the Company all his rights to compensation in connection with consulting services provided by Micciche to DAS Devices, Inc., a Delaware corporation ("DAS Devices").


         B. Micciche has entered into that certain Non-Competition Agreement dated as of November 24, 1998 (the "Non-Competition Agreement") with DAS Devices which provides that, effective on February 11, 1999, the closing date of the merger of AMC Merger Subsidiary, Inc., a Delaware corporation, with and into DAS Devices, Micciche is entitled to receive 54,455 shares of Applied Magnetics Corporation Common Stock (the "Shares").

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration paid and received, the parties agree as follows:

         1. ASSIGNMENT. Micciche does hereby convey, grant, bargain, sell, transfer, assign, gift and deliver unto the Company, its successors and assigns, and the Company does hereby accept all right, title and interest of Micciche in and to all rights and benefits under the Non-Competition Agreement, including, but not limited to, all rights to the Shares, to have and to hold all of the properties, assets and rights granted and transferred hereby, with the appurtenances thereof, unto the Company, its successors and assigns forever.

         2. FURTHER ASSURANCES. Micciche for himself and his successors and assigns, does hereby covenant with the Company, its successor and assigns, that Micciche and his successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments and conveyances, powers of attorney, conveying and confirming unto the Company, its successors and assigns, all and singular, the properties hereby granted, sold, assigned, gifted, transferred, conveyed and delivered as the Company, its successors or assigns, shall reasonably require, provided, however, that the Company, its successors and assigns shall prepare all necessary documentation.


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3.      MISCELLANEOUS.

        (a) GOVERNING LAW. This Assignment Agreement shall be governed by the laws of the State of California without reference to rules of conflicts of law.

        (b) SEVERABILITY. If any portion of this Assignment Agreement is held by a court of competent jurisdiction to conflict with any federal, state or local law, or to be otherwise invalid or unenforceable, such portion of this Assignment Agreement shall be of no force or effect and this Assignment Agreement shall otherwise remain in full force and effect and be construed as if such portion had not been included in this Assignment Agreement.

        (c) ENTIRE AGREEMENT. This Assignment Agreement contains the entire agreement and understanding of the parties and supersedes all prior discussions, agreements and understandings relating to the subject matter hereof. This Assignment Agreement may not be changed or modified, except by an agreement in writing executed by the Company and Micciche.

        (d) HEADINGS. All captions and section headings used in this Assignment Agreement are for convenience only and do not form a part of this Assignment Agreement.

        (e) COUNTERPARTS. This Assignment Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.




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          IN WITNESS WHEREOF, the parties have executed this Assignment
Agreement as of the date first set forth above.


                                         /s/ Philip J. Micciche
                                         ----------------------------------
                                         Philip J. Micciche




                                         ORYX TECHNOLOGY CORP.


                                         By: /s/ Mitch Underseth
                                             ------------------------------
                                             Name:  Mitch Underseth
                                             Title: Chief Financial Officer







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